                                                                  Exhibit 10.17

FIFTH AMENDMENT dated as of February 26, 2003 (this "Amendment") to the Second Amended and Restated Credit Agreement, dated as of February 3, 1998, as amended and restated as of September 14, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TRITON PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), TRITON PCS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, FIRST UNION NATIONAL BANK, as Tranche E syndication agent (the "Tranche E Syndication Agent") and THE BANK OF NOVA SCOTIA, as Tranche E documentation agent (the "Tranche E Documentation Agent").

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

            WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in order to, among other things, extend the Tranche E Availability Period to June 8, 2003, and the parties hereto are willing, on the terms and subject to the conditions set forth herein, to agree to such amendments.

            NOW, THEREFORE, in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

            SECTION 2. Amendments to the Credit Agreement. Effective as of the Effective Date (as defined in Section 5), the Credit Agreement is amended as follows:

            (a) Amendment of Section 1.01. (i) The definition of "Applicable Rate" is amended by replacing the reference to "or" immediately before the reference to "(B)" with a comma and inserting the following at the end of such definition: "or (C) at all times during the period from March 8, 2003 through June 8, 2003; provided that the terms of this clause (C) shall be applicable only in connection with calculating any commitment fees payable in respect of the Tranche E Commitments".

            (ii) The definition of "Tranche E Availability Period" is amended by replacing the reference therein to "March 8, 2003" with a reference to "June 8, 2003".

            (b) Amendment of Section 2.06(a). Section 2.06(a) is hereby amended by replacing clauses (v) and (vi) with the following:

            "(v) in the event that the Borrower has not borrowed any Tranche E Term Loans on or prior to May 4, 2003, an aggregate amount of Tranche E Commitments equal to $312,500 shall terminate on such date, (vi) the Tranche E Commitments shall terminate at 5:00 p.m., New York City time, on the last day of the Tranche E Availability Period and (vii) the Revolving Commitments shall terminate on the Revolving Maturity Date."

            SECTION 3. No Other Amendments; Confirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Tranche E Syndication Agent or the Tranche E Documentation Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 4. Representations and Warranties. Each of the Borrower and Holdings hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

            (a) No Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by each of the Borrower and Holdings of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of the Borrower and Holdings, enforceable against each in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

            (c) All representations and warranties of the Borrower and Holdings contained in the Credit Agreement are true and correct in all material respects as of the date hereof (except with respect to representations and warranties expressly made only as of an earlier date, which representations were true and correct in all material respects as of such earlier date).

            SECTION 5. Effectiveness. This Amendment shall become effective on the date (the "Effective Date") on which the following conditions are satisfied:

            (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Required Lenders (including each of the Tranche E Lenders); and

            (b) The Borrower shall have paid all reasonable out-of-pocket expenses of the Administrative Agent subject to reimbursement or payment pursuant to Section 9.03 of the Credit Agreement or Section 7 hereof, in each case to the extent invoiced prior to the date of effectiveness hereof.

            SECTION 6. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

            SECTION 7. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                  TRITON PCS, INC.,

                                  by
                                      /s/ Daniel E. Hopkins
                                      ------------------------------------------
                                      Name:  Daniel E. Hopkins
                                      Title: Senior Vice President and Treasurer


                                  TRITON PCS HOLDINGS, INC.,

                                  by
                                      /s/ Daniel E. Hopkins
                                      ------------------------------------------
                                      Name:  Daniel E. Hopkins
                                      Title: Senior Vice President and Treasurer


                                  JPMORGAN CHASE BANK,
                                  individually and as Administrative
                                  Agent,

                                  by
                                      /s/ James L. Stone
                                      ------------------------------------------
                                      Name:  James L. Stone
                                      Title: Managing Director

                                                              SIGNATURE PAGE FOR
                                                                 FIFTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT

                                            To Approve this Amendment:

                                            Institution: ABN AMRO Bank, N.V.

                                            by:
                                                  /s/ David C. Carrington
                                                  ------------------------------
                                                  Name:  David C. Carrington
                                                  Title: Group Vice President

                                            by:
                                                  /s/ Shilpa Parandekar
                                                  ------------------------------
                                                  Name:  Shilpa Parandekar
                                                  Title: Vice President

                                            To Approve this Amendment:


                                            Institution: Ballyrock CDO I Limited

                                            by:
                                                  /s/ Lisa Rymut
                                                  ------------------------------
                                                  Name:  Lisa Rymut
                                                  Title: Assistant Treasurer

                                            To Approve this Amendment:


                                            Institution: The Bank of New York

                                            by:
                                                  /s/ Robert W. Pierson
                                                  ------------------------------
                                                  Name:  Robert W. Pierson
                                                  Title: Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIFTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT

                                      To Approve this Amendment:

                                      Institution: The Bank of Nova Scotia

                                      by:
                                         /s/ Ian A. Hodgart
                                         --------------------------------------
                                         Name:  Ian A. Hodgart
                                         Title: Authorized Signatory

                                      To Approve this Amendment:

                                      COOPERATIEVE CENTRALE
                                      RAIFFEISEN-BOERENLEEN BANK
                                      B.A., "RABOBANK NEDERLAND",
                                      NEW YORK BRANCH

                                      by:
                                         /s/ Douglas W. Zylstra
                                         --------------------------------------
                                         Name:  Douglas W. Zylstra
                                         Title: Senior Vice President

                                      by:
                                         /s/ Ian Reece
                                         --------------------------------------
                                         Name:  Ian Reece
                                         Title: Managing Director

                                      To Approve this Amendment:

                                      Institution: Fidelity Advisor Series II:
                                                   Advisor Floating Rate High
                                                   Income Fund

                                      by:
                                         /s/ Mark Osterheld
                                         --------------------------------------
                                         Name:  Mark Osterheld
                                         Title: Assistant Treasurer

                                                              SIGNATURE PAGE FOR
                                                                 FIFTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT

                                   To Approve this Amendment:

                                   Institution: Fleet National Bank

                                   by:
                                       /s/ R.E. Anderson
                                       ----------------------------------------
                                       Name:  R.E. Anderson
                                       Title: Head Portfolio Manager

                                   To Approve this Amendment:

                                   Institution: General Electric Capital Corp.

                                   by:
                                       /s/ Molly S. Ferguson
                                       ----------------------------------------
                                       Name:  Molly S. Ferguson
                                       Title: Manager, Operations

                                   To Approve this Amendment:

                                   Institution: HVB

                                   by:
                                       /s/ [illegible signature]
                                       ----------------------------------------
                                       Name:  [illegible signature]
                                       Title: Head of Telecommunications,
                                              Global Project Finance

                                   by:
                                       /s/ Patricia A. Ropers
                                       ----------------------------------------
                                       Name:  Patricia A. Ropers
                                       Title: Assistant Vice President

                                                              SIGNATURE PAGE FOR
                                                                 FIFTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT

                                    To Approve this Amendment:

                                    Institution: JPMorgan

                                    by:
                                       /s/ James L. Stone
                                       -----------------------------
                                       Name:  James L. Stone
                                       Title: Managing Director

                                    To Approve this Amendment:

                                    Institution: National City Bank

                                    by:
                                       /s/ Michael Grimes
                                       -----------------------------
                                       Name:  Michael Grimes
                                       Title: Senior Vice President

                                    To Approve this Amendment:

                                    Institution: SunTrust Bank

                                    by:
                                       /s/ J. Eric Millham
                                       -----------------------------
                                       Name:  J. Eric Millham
                                       Title: Director

                                                              SIGNATURE PAGE FOR
                                                                 FIFTH AMENDMENT
                                                                   TO TRITON PCS
                                                                CREDIT AGREEMENT

                              To Approve this Amendment:

                              Institution: U.S. Bank National Association

                              by:
                                 /s/ Thomas G. Gunder
                                 -----------------------------------
                                 Name:  Thomas G. Gunder
                                 Title: Vice President

                              To Approve this Amendment:

                              Institution: Wachovia Bank, N.A. f/k/a First Union
                                           National Bank

                              by:
                                 /s/ Mark L. Cook
                                 -----------------------------------
                                 Name:  Mark L. Cook
                                 Title: Director